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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.


/S/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP



November 13, 2000